Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Compensation And Retirement Disclosure [Abstract]
Benefit Obligation	$ 385	$ 326
Fair value of plan assets	452	411
Defined Benefit Plan, Funded Status of Plan	(67)	(85)
Noncurrent liabilities (assets)	(67)	(85)
Net amount recognized	(67)	(85)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (94)	$ (66)